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                                                                  EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference into this registration statement of our report dated February 20, 1996, included in SEACOR Holdings, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.

/s/ Arthur Andersen LLP


New Orleans, Louisiana
June 7, 1996